Exhibit 10.1




                              West Dee Construction
                                 26 Harlton Bay
                              Regina, Saskatchewan
                                 Canada S4T 7N3
                            Telephone: (306) 352-9767


August 25, 2003


                                      QUOTE
                                      -----

To: Gord Marcecca
c/o Fer Marc Equipment

Re:   Quotation for Pre-engineered Building Fer-Marc Equipment
      --------------------------------------------------------

Supply 70' x 48' x16' pre-engineered building c/w:
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     o    26 gauge colored walls;
     o    24 gauge standing seam galvanized roof;
     o    2 - 12' x 14' overhead doors with two lights c/w chain hoist;
     o    4 - 32" x 32" sealed unit windows;
     o    2 - man door c/w hardware, down sprouts and cave trough;
     o    R20 vinyl back insulation to walls and roof.

Heating:
--------
     o    2 - 150,000 BTU gas unit heaters.

Foundation:
-----------
     o    2' grade beam;
     o    Piles 10' on center;
     o    5" slab;
     o    4' x 4' x 4' sump pit;
     o    30 mpa concrete.

Electrical:
-----------
     o    Plugs as require;
     o    Lighting 140 lineal feet of 12" fluorescent fixtures.

ALL THE WORK COMPLETED IN A PROFESSIONAL TRADESLIKE MANNER FOR THE SUM OF:

                                                              $148,000 CDN + GST
                                                              ------------------


Regards,

/s/ Kathy Weisgerber

Kathy Weisgerber